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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-76575 and 333-87659.


                                    ARTHUR ANDERSEN LLP

Birmingham, Alabama
March 26, 2001